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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): April 14, 2008

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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                1-11152                23-1882087
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)          Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania            19406-1409
    (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.     Other Events.
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Nokia and Samsung Litigation Update.
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On April 8, 2008, InterDigital, Inc., InterDigital Technology Corporation and
InterDigital Communications, LLC (collectively, "InterDigital") filed a request for a stay and an expedited appeal with the U.S. Court of Appeals for the Second Circuit ("Second Circuit") of a ruling from the U.S. District Court for the Southern District of New York (the "District Court"), which preliminarily enjoined InterDigital from proceeding against Nokia Inc. and Nokia Corporation (collectively, "Nokia") in the United States International Trade Commission ("USITC") investigation captioned In re Certain 3G Mobile Handsets and Components Thereof, Investigation No. 337-TA-613 (the "Investigation"). In response to InterDigital's request to expedite the appeal and for a stay of the District Court's ruling, the Second Circuit placed the matter for its consideration on its calendar for April 15, 2008. No decision has been received. The District Court's ruling does not preclude InterDigital from proceeding against Samsung Electronics Co. Ltd and certain of its affiliates ("Samsung") in the Investigation.

On April 14, 2008, the Honorable Paul J. Luckern, the Administrative Law Judge overseeing the Investigation, issued an order temporarily suspending the commencement of the evidentiary hearing against Nokia and Samsung in the Investigation pending a ruling on InterDigital's stay request by the Second Circuit. The evidentiary hearing was previously scheduled to commence April 21, 2008. Judge Luckern did not change the scheduled date of July 11, 2008 for his initial determination in the Investigation or the scheduled Target Date of November 12, 2008 for a decision by the USITC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERDIGITAL, INC.


                           By: /s/ Steven W. Sprecher
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                               Steven W. Sprecher
                               General Counsel and Government Affairs Officer



Date:  April 16, 2008